Exhibit 99.1
Annual Shareholder Meeting
(NASDAQ: DCTH)
May 16, 2013

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the impact of the negative advisory vote by the ODAC panel on the FDA’s decision regarding the
Company’s new drug application (NDA), timing of completion of the FDA’s review of our NDA, the extent to which the FDA may request additional information, data, or new clinical trials and our ability to provide the same in a timely manner, additional PDUFA goal date extensions by the FDA, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's
NDA for the treatment of metastatic ocular melanoma to the liver, adoption, use and resulting sales, if any, for the MelblezTM Kit in the United States, adoption, use and resulting sales, if any, for the Hepatic CHEMOSAT Delivery System in the EEA, our ability to successfully commercialize the Melblez/CHEMOSAT System in various markets and the potential of the system as a treatment for patients with cancers in the liver, the timing and our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and resulting sales, if any, from the same, patient outcomes using the Generation 2 system, approval of the current or future system for other indications and/or for use with various chemotherapeutic agents, actions by the FDA or other foreign regulatory agencies, our ability to obtain reimbursement for the
CHEMOSAT system in various markets, the number of cancer centers in Germany and Italy able to successfully negotiate and receive reimbursement for the CHEMOSAT procedure and the amount of reimbursement to be provided, submission and  publication of the Phase II and III clinical trial data, the timing and results of research and development projects, the timing and results of future clinical trials including the initiation of clinical trials in key Asian markets with the CHEMOSAT Hepatic Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin, approval of the CHEMOSAT Hepatic Delivery System to delver and filter doxorubicin in key Asian markets and adoption, sales, if any, and patient outcomes using the same, the timing, price and use, if any, of the committee equity financing facility with Terrapin, the timing and use, if any, of the line of credit from SVB and our ability to access this facility, the timing and use, if any, of the At-the-Market financing program, and uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
US Market
•   Proposed Trade Name
Melblez KitTM (Melblez (melphalan) for
Injection for use with the Delcath
Hepatic Delivery System)
•   Proprietary Drug/Device Combination
    Product Regulated as a drug 505(b)(2)
    NDA by U.S. FDA
•   Proposed initial indication for the
    treatment of patients with unresectable
    ocular melanoma metastatic to the liver
•   Melblez Kit comprised of MelblezTM
    (melphalan hydrochloride for injection)
    and the Delcath Hepatic Delivery
    System
Product Status
Ex US Markets
•   Marketed under the trade name

CHEMOSAT® Hepatic Delivery
System
•   Regulated as a Class IIb Medical
    Device
•   Indicated for the intra-hepatic of
    administration of melphalan
    hydrochloride and subsequent
    filtration of the venous blood
     return.
•   CHEMOSAT Kit supplied without
    melphalan

4 DELCATH SYSTEMS, INC
How the Combination Product Works
Filters
Veno-veno
Bypass Pump
3. Filters
2. Blood and melphalan
collected in IVC as they
exit liver via hepatic
veins
1. Melphalan
Administration
directly into
Hepatic Artery
blood flow
4. Filtered Blood returned
to systemic circulation via
jugular vein

5 DELCATH SYSTEMS, INC
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Clinical Program
Phase I
Unresectable
hepatic tumors
N=34 PHP
Phase II
Unresectable hepatic tumors
N=56 PHP
Phase III
Melanoma
N=93 44 PHP, 49 BAC
OS Follow-up
EAP Program
Melanoma
EU
Retro-
Registry
EU Propsective Registry
Phase III
Hepatocellular Carcinoma

6 DELCATH SYSTEMS, INC
ODAC – U.S. NDA Still Under Review
• Oncology Drug Advisory Committee (ODAC) negative vote based on
 Gen 1 Data
• NDA filing included:
 o Gen 2 filter contained in the Chemistry, Manufacturing and Control
 (CMC) module as a technical change
• Waiting for FDA Clarification of what additional Gen 2 clinical data is required
 o Actively collecting Gen 2 Clinical Data
 ▪ US EAP (melanoma)
 ▪ EU Retrospective & Prospective Registries (mixed
 histologies)
• PDUFA Goal Date: September 13, 2013
• Initial indication: seeking unresectable metastatic ocular melanoma in the liver
FDA Decision Expected in September

7 DELCATH SYSTEMS, INC
ODAC Patient Letter

8 DELCATH SYSTEMS, INC
ODAC Briefing Materials Available on Website

9 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Hepatobiliary Carcinoma Cohort
• Best hepatic tumor response by modified RECIST assessed by investigators
 o Partial response (PR)  1 patient
 o Stable disease (SD)  4 patients
 o Progressive disease                                                                                      1 patient
 o Not assessed or evaluable 2 patients
• Median duration of response
 o hPR (N=1)    6.42 months
 o hPR/SD (N=5)   8.12 months
• Hepatic progression free survival (ITT N=8)
 o Median    5.60 months
 o Minimum, Maximum                                                                                                    2.7, 12.2 months
• Overall survival (ITT N=8)
 o Median    9.12 months
 o Minimum, Maximum                                                                                                    3.4, 20.5 months
• HCC is the most common primary cancer of the liver, with approximately 750,000* new cases diagnosed worldwide annually
• Intend to initiate new Phase 3 trial in HCC in 2013
 o Met with FDA and obtained feedback on trial design
Encouraging Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN

10 DELCATH SYSTEMS, INC
HCC Opportunity
• Large U.S. & Global Market
• Liver centric disease, liver centric treatment
• Unmet need in 2L therapies
• Clinical Trial Design:
 o Gen 2 Filter
 o OS primary endpoint
 o No Crossover – clear OS data
 o QoL data collection
• Expect Improved Safety over P2 & P3 trials:
 o P2 & P3 Protocol amendments, REMS training, and Gen 2
 CHEMOSAT System are demonstrating significantly improved
 safety in US EAP and EU Commercial Use

11 DELCATH SYSTEMS, INC
HCC – Global Market Opportunity Estimate
Sources: LEK Consulting, GLOBOCAN, Company estimates.
 1) Assume 2.5 treatments per patient.
 2) US Assumes ASP of ~$75K USD
 3) EU Assumes ASP of ~$15K USD; mix of direct/distributor pricing
 4) APAC Assumes ASP of ~$5K USD; device only
Market	# Patients	Potential # Procedures	Potential Market ($MM)1,2,3
United States	5,586	13,964	$ 1,047
Europe	7,671	19,177	$277
APAC	99,749	249,373	$ 1,156
TOTAL	113,006	282,514	$2,480
Attractive U.S. & Global HCC Market Opportunity

12 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Liver Metastasis	Potential Market # Patients	Potential Market # Procedures	Potential Market ($MM)1,2,3
Ocular Melanoma	1,685	4,213	$ 300
HCC (Primary)	5,586	13,964	$ 1,047
CRC	19,861	49,653	$ 1,241
NET	8,212	20,530	$ 513
Cutaneous Melanoma	7,023	17,557	$ 439
TOTAL	42,367	105,917	$ 3,540
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Assume ASP of $75K for Ocular Melanoma/HCC (estimated orphan drug pricing)
3) Assume ASP of $25K in Cutaneous Melanoma, CRC, NET

13 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
	Germany (Direct)	UK (Direct)	France (Indirect)	Italy (Indirect)	Spain (Indirect)	Netherlands (Direct)	Ireland (Direct)	Total Potential (patients)	Potential Market ($ MM)1,2,3

Total Potential Market #Patients
Ocular Melanoma	404	297	295	285	197	79	19	1,576	$ 62
Cutaneous Melanoma	1,625	994	753	801	360	379	73	4,987	$ 206
HCC (Primary)	1,637	720	1,514	2,597	1,087	82	35	7,671	$277
CRC	9,902	5,300	5,475	7,281	4,016	1,644	335	33,953	$1,339
NET	1,783	1,336	1,353	1,299	974	360	98	7,202	$ 281
TOTAL	15,351	8,647	9,389	12,263	6,634	2,545	560	55,389	$ 2,166
Europe Presents Significant Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assumes 2.5 treatments per patient.
2) Assumes ASP of ~$15K USD.
3) Assumes mix of direct sales and distributors.

14 DELCATH SYSTEMS, INC
APAC Market by Disease
	China (Device)	S. Korea (Device)	Japan (Device)	Taiwan (Device)	Australia (Device)	Total Potential (patients)	Potential Market ($MM)1,2

Total Potential Market #Patients
HCC (Primary)	85,780	3,258	8,296	2,152	263	99,749	$ 1,156
Other
CRC	31,127	3,245	14,298	1,441	2,031	52,143	$ 642
NET	29,197	1,048	2,759	500	462	33,966	$ 393
Ocular Melanoma	1,765	66	175	31	96	2,134	$ 25
Cutaneous Melanoma	382	43	136	246	1,144	1,951	$ 23
OTHER TOTAL	62,472	4,403	17,368	2,218	3,733	90,194	$ 1,083
TOTAL	148,104	7,661	25,665	4,370	3,996	189,943	$ 2,239
APAC Target Markets Represent Over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of ~$5K.

15 DELCATH SYSTEMS, INC
2013 Clinical Development Plan
 Hepatocellular carcinoma (HCC) Trial Design:
 Global Phase 3 Randomized (1:1)
 CHEMOSAT/MELBLEZ Melphalan vs. best supportive
 care (BSC) for patients who have failed Sorafenib (or
 are intolerant due to unacceptable toxicity)
 – Primary endpoint: Overall Survival w/no crossover
 – Secondary endpoints: hPFS, hORR, extra-hepatic PFS
 – Exploratory analysis: QoL
• Planned, small phase 2 studies including Investigator-
 initiated trials (IITs) in multiple indications: HCC, NET, CRC,
 Melanoma
Establish PHP/Melphalan as Standard of Care (SOC) for Disease Control in the Liver

16 DELCATH SYSTEMS, INC
Additional Clinical Data Generation
• Goals:
 ▪ Expand US (PHP: MEL) label indications beyond the initial indication we are seeking
 ▪ Generate robust clinical data to support commercialization
• FDA has accepted IND Amendment that includes Gen 2 device
 in US Expanded Access Program (EAP), compassionate use
 (CU), and all future clinical trials
• Initiated US EAP with Gen 2 to treat first patient in January,
 2013; 2 patients treated (1 twice), 4 additional currently
 scheduled
• Activate EU Registries to systematically collect Gen 2 data from commercial experience
• Include Taiwan Partner Chi Fu in Global HCC P3 trial
Establish PHP/Melphalan as Standard of Care (SOC) for Disease Control in the Liver

17 DELCATH SYSTEMS, INC
Publications: Abstracts Accepted in 2012
• Over 20 Abstracts Accepted and Presented in 2012
➢ Moeslein F. Chemosaturation therapy - evolution, clinical
 experience and applications.
➢ Deneve JL. Percutaneous hepatic perfusion for unresectable metastatic sarcoma to the liver.
➢ Wood B. Isolated liver perfusion.
➢ Zager J. Chemosaturation therapy with percutaneous hepatic perfusions of melphalan versus standard of care in patients with hepatic metastases from melanoma: A randomized
 multicenter phase 3 study.
➢ Ferrucci P. Chemosaturation therapy as part of patient
 management: an oncologist's perspective.
➢ Orsi F. First European center experience with chemosaturation:
 an IR's perspective.
➢ Vogl TJ. Chemosaturation therapy: an Interventional
 Radiologist's perspective on where it fits now and in the future.
➢ Ferrucci P. Chemosaturation therapy with percutaneous
 hepatic perfusion (CS-PHP) for unresectable hepatic
 metastases: the European Institute of Oncology (EIO)
 Experience.
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions: vasopressor, nitroglycerin, and pre-embolization requirements
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions (CS-PHP): Utilization of vasopressors, nitroglycerin, and pre-embolization
➢ Moeslein F. Chemosaturation using percutaneous hepatic perfusion: pre-
 embolization of GI branches in a phase 3 clinical trial.
➢ Alexander HR. Percutaneous hepatic perfusion (PHP or CHEMOSAT®) with melphalan versus best alternative care in patients with hepatic metastases from melanoma: A post-hoc analysis of PHP-randomized vs
 BAC-to-PHP crossover vs BAC-only pts.
➢ Gardner ER. Pharmacokinetic analysis of Percutaneous Hepatic Perfusion
 (PHP) of melphalan in patients with hepatic metastases from melanoma.
➢ Alexander HR. Hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan
 vs. best alternative care in patients with hepatic metastases from melanoma: Update of a randomized phase 3 study.
➢ Gardner ER. Percutaneous hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan in patients with hepatic metastases from melanoma: Phase III pharmacokinetic analysis
➢ Testori A. Chemosaturation therapy with percutaneous hepatic perfusion
 (CS-PHP) for unresectable hepatic metastases: the European Institute of
 Oncology (EIO) Experience
➢ Gardner ER. Pharmacokinetic Analysis of Percutaneous Hepatic Perfusion
 of Melphalan in Patients with Hepatic Metastases from Melanoma
➢ Orsi F. Role of regional therapies compared with advances in systemic treatment for melanoma

18 DELCATH SYSTEMS, INC
New Publications in 2012
• Deneve, Jeremiah L., et al. "Chemosaturation with Percutaneous Hepatic Perfusion for
 Unresectable Isolated Hepatic Metastases from Sarcoma." Cardiovasc Intervent
 Radiol (2012)
• Leong, Stanley PL, et al. "Progression of Cutaneous Melanoma: Implications for
 Treatment." Clin Exp Metastasis (2012)

19 DELCATH SYSTEMS, INC
A Glimpse of 2013 Publications Thus Far
• Publications
 o Uzgare RP, et al. Evaluation of
 melphalan, oxaliplatin, and paclitaxel in
 colon, liver, and gastric cancer cell lines
 in a short-term exposure model of
 chemosaturation therapy by
 percutaneous hepatic perfusion.
 Anticancer Research. 2013;33:1989-
 2000.
 o Rofo German publication – submission
 pending

20 DELCATH SYSTEMS, INC
2013 Abstracts
• Abstracts presented in Q1 2013
• Other accepted abstracts to be presented
o Forster M. Percutaneous hepatic perfusion for unresectable melanoma or sarcoma to the liver: a single institution experience.
o Testori A. Chemosaturation therapy with percutaneous hepatic perfusion for unresectable liver metastases: the European Institute of Oncology (EIO) experience.
o Ferrucci P. Chemosaturation with percutaneous hepatic perfusions (CS-PHP) of melphalan for hepatic metastases: a comparison between old and new-generation high-efficiency filters. CIRSE 2013

21 DELCATH SYSTEMS, INC
2013 Planned Publications
• Agarwala, et al. “Treatment of Melanoma Liver Metastases:
 Impact on Overall Survival” Under Review
• Ferrucci, et al. “Experience with Generation 1 Filters vs
 Generation 2 Filters” Under Review.
• Alexander, et al. “Review of Percutaneous Hepatic Perfusion
 for Ocular Melanoma Liver Metastases” To be published in
 American Oncology and Hematology
• Zager, J. “Moffitt Cancer Center Experience with PHP”,
 submission pending
• Phase III and Phase II Publications – final stages of review

22 DELCATH SYSTEMS, INC
CHEMOSAT: EU Commercial Launch Underway
• Marketing in target EU countries – Italy, Germany, France,
 UK, Ireland, NL, Spain
• Training completed in key centers
 o Nine EU Clinical Sites activated as of March, 2013
• EU clinicians using CHEMOSAT for a broad range of liver
 metastases
 o Use includes: cutaneous melanoma, ocular melanoma, colorectal cancer
 (CRC), gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma
• EU reimbursement: work in progress
 o Italy – Existing DRG for partial reimbursement identified; supplemental reimbursement applications submitted
 o Germany – Value 4 NUB interim reimbursement pathway granted February 2013
 o UK – Reimbursement anticipated Q2 2013

23 DELCATH SYSTEMS, INC
Active CHEMOSAT Centers in Europe
• Milan, Italy – European Institute of Oncology (IEO)
• Frankfurt, Germany – Johann Wolfgang Goethe-Universität (JWG)
• Villejuif, France – Cancer Institute Gustave Roussy (IGR)
• Bordeaux, France – Hôpital Saint-André (St Andre)
• Galway, Ireland – University Hospital Galway (UHG)
• Southampton, United Kingdom – Southampton University Hospital (SUH)
• Göttingen, Germany – University Medical Center Göttingen (UMG)
• Varese, Italy – Varese University Hospital (VUH)
• Amsterdam, The Netherlands – Netherlands Cancer Institute- Antoni van
 Leeuwenhoek Hospital (NKI)

24 DELCATH SYSTEMS, INC
CHEMOSAT: Multiple Tumor Types Treated in Europe
• Physicians are recognizing the potential of CHEMOSAT in various tumor types
• CHEMOSAT utilized in Germany, Italy, UK, France, Ireland, and the Netherlands
• EU Retrospective Data Collection to be initiated in Q2
• EU Prospective Registry To Be Initiated Q3

Germany
The Netherlands
The Netherlands	kanker-actueel.nl
Italy 25 DELCATH SYSTEMS, INC	Fondazione Melanoma

26 DELCATH SYSTEMS, INC
EU Coverage – Excerpts

27 DELCATH SYSTEMS, INC
Financial Update
Cash & Cash Equivalents:	$42.8 million at March 31, 2013
ATM Program	up to $50.0 million available
Committed Equity Financing Facility (CEFF)	Up to $23.9 million as of March 31, 2013
Working Capital Line of Credit:	$20 million credit facility
Debt:	None
Cash Utilization:	$11.3 million in 1Q 2013 Projected quarterly cash spend: $9-$12 million for first half of 2013 $9-$10 million for Q3 2013 $6-$8 million for Q4 2013
Shares Outstanding:	96.8 million (107.8 million fully diluted1,2) as of March 31, 2013
1) Fully diluted includes an additional 5.6 million options and 5.4 million warrants
2) Includes 5.6 million shares issued to Terrapin Opportunity L.P. on April 1, 2013
Multiple Capital Resources Available to Execute Plan

* DELCATH SYSTEMS, INC
© 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED